[photo of mountains]
                                             Annual Report July 31, 2000

Oppenheimer
Large Cap Growth Fund

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

The current portfolio management team put in place a highly disciplined investment process designed to control risks and avoid "style drift." Excellent individual stock selections boosted the Fund's performance, particularly in the technology and healthcare sectors.

     Contents

 1   President's Letter

 3   An Interview
     with Your Fund's
     Managers

 7   Fund Performance

12   Financial
     Statements

27   Independent
     Auditors' Report

28   Federal
     Income Tax
     Information

29   Officers and Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 7/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
23.63%        16.53%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
22.70%        17.70%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
22.70%        21.70%

Class Y
Without       With
Sales Chg.    Sales Chg.
------------------------
24.27%        24.27%


*See Notes on page 10 for further details.

PRESIDENT'S LETTER

[photo]
Bridget A. Macaskill
President
Oppenheimer
Large Cap
Growth Fund


Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

1 | OPPENHEIMER LARGE CAP GROWTH FUND

PRESIDENT'S LETTER

   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
August 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER LARGE CAP GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How would you characterize the Fund's performance during the one-year period that ended July 31, 2000?

A. We are pleased with the Fund's strong performance during the recent one-year period. Despite a volatile market and a challenging economic environment, our disciplined stock selection process enabled us to identify and invest in some of the best performers in the market's hottest sectors. We achieved these results largely on the strength of the portfolio management approach we began implementing in September 1999, when we assumed management of the Fund.

What is the Fund's current investment approach?

As in the past, Oppenheimer Large Cap Growth Fund seeks capital appreciation from stocks of large growth-oriented companies. These include many of the best known, fastest growing companies in the United States across a variety of industry sectors.
   The key to our management approach is our discipline in maintaining a consistent investment strategy through changing market conditions. We seek to avoid "style drift" by investing in stocks listed in our benchmark, the Russell 1000 Growth Index, and by allocating approximately the same percentage of the Fund's assets to each industry sector as the Index. Rather than passively mirroring the Index within sectors, however, we strive to add value to the Fund and exceed the benchmark's performance by identifying and investing selectively in the most attractive stocks within each sector. To that end, we employ a wide range of computer-based modeling tools optimized for each sector to determine the most attractive prospects under prevailing market conditions.
   Although we have managed the Fund for less than a year, our investment approach has stood the test of time. As portfolio managers, we have been employing similar quantitative models for many years across a wide range of market cycles and


3 | OPPENHEIMER LARGE CAP GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

conditions. In the process, we have continually worked to refine our approach, creating a systematic, highly disciplined method of building and managing portfolios. We believe our approach enables us to reduce investment risks while positioning the Fund to outperform its index.

What kinds of market conditions confronted the Fund during the reporting period?

Growth-oriented stocks demonstrated considerable strength during most of the period, supported by continued expansion of the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. These factors drove most broad market indexes sharply higher during the last few months of 1999, with growth-oriented stocks generally outperforming value-oriented stocks by a wide margin.
   As the new year began, the threat of rising inflation remained the most serious negative factor facing the markets. Although measurable inflation remained low, high levels of consumer spending fueled a rate of economic growth that many observers considered unsustainable. The Federal Reserve Board ("Fed") raised interest rates in an effort to slow the pace of economic growth and thereby head off inflation. The uncertainties associated with these issues culminated in a slump in technology and other growth stocks that occurred primarily in April and May 2000. However, better-than-expected corporate earnings reports--along with preliminary signs that U.S. economic growth might be slowing in response to the Fed's measures--bolstered investor confidence and gave new impetus to growth stocks in June and July.


4 | OPPENHEIMER LARGE CAP GROWTH FUND

How did you manage the Fund in light of these conditions?

Informed by the data generated by our models, we built a diversified portfolio of growth stocks that reflected the sector weightings of the Russell 1000 Growth Index. As was the case with the Index, which had a technology-sector weighting of approximately 53%, the Fund's largest sector was also technology, representing more than 50% of assets by the end of the reporting period. Our individual technology stock selections, which emphasized well-known industry leaders, such as Cisco Systems, Inc. and Intel Corp., strongly outperformed the Index's technology stocks, accounting for most of the Fund's overall results. Such stocks maintained their value during the April and May technology slump much better than did stocks of high-flying Internet companies with little or no earnings. Performance also benefited from the stellar performance of our healthcare holdings, which outperformed the Index's healthcare component.
   Of course, not every stock selection or sector provided such performance. In particular, our consumer staples holdings detracted from the Fund's returns. However, this sector represented less than 10% of the Fund's total assets, which limited its impact on our total return.

What is your outlook for the future?

We are heartened by indications that the Fed's actions may be reining in the rate of U.S. economic growth. If so, the repeated interest rate increases that have pressured equities markets for much of 2000 may be nearing an end. However, we believe it is still too early to draw any firm conclusions regarding the future of interest rates for the coming 12 months. Such uncertainties may keep market volatility at an unusually high level for the foreseeable future.


Average Annual
Total Returns

For the Periods Ended 6/30/00(1)

Class A        Since
1-Year         Inception
--------------------------------
16.66%         25.63%

Class B        Since
1-Year         Inception
--------------------------------
17.76%         27.53%

Class C        Since
1-Year         Inception
--------------------------------
21.66%         30.29%

Class Y        Since
1-Year         Inception
--------------------------------
24.32%         31.08%


1. See Notes on page 10 for further details.


5 | OPPENHEIMER LARGE CAP GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   In this challenging and changeable environment, we continue to maintain our unwavering focus on growth-oriented large-cap stocks. Our highly disciplined, long-term approach to growth investing is what makes Oppenheimer Large Cap Growth Fund an important part of The Right Way to Invest.


Sector Allocation(2)

[pie chart]
Technology        58.4%
Healthcare        16.9
Capital Goods      7.6
Consumer
Cyclicals          6.7
Consumer
Staples            3.9
Utilities          3.3
Communication
Services           1.8
Financial          0.7
Energy             0.5
Basic Materials    0.2


Top Ten Common Stock Holdings(3)
-----------------------------------------------------------
Intel Corp.                                            7.6%
-----------------------------------------------------------
General Electric Co.                                   6.7
-----------------------------------------------------------
Cisco Systems, Inc.                                    5.3
-----------------------------------------------------------
Sun Microsystems, Inc.                                 4.2
-----------------------------------------------------------
Oracle Corp.                                           3.9
-----------------------------------------------------------
International Business Machines Corp.                  3.8
-----------------------------------------------------------
Microsoft Corp.                                        3.7
-----------------------------------------------------------
Merck & Co., Inc.                                      3.5
-----------------------------------------------------------
America Online, Inc.                                   3.1
-----------------------------------------------------------
Bristol-Myers Squibb Co.                               2.4


2. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on total market value of common stock holdings.
3. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on net assets.


6 | OPPENHEIMER LARGE CAP GROWTH FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 2000, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.
Management's discussion of performance. During the fiscal year that ended July 31, 2000, the U.S. economy enjoyed strong growth. Growth-oriented equities performed well on average until mid March 2000, when concerns over rising interest rates hindered performance. Growth stocks slumped until late May, then rallied again in June and July in the face of strong earnings reports and mounting evidence that economic growth was slowing to a sustainable rate. Guided by our quantitative investment models, we identified and invested in several strong-performing individual stocks. Our best areas of investment were technology and healthcare, while consumer staples detracted slightly from our good overall performance. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 31, 2000. In the case of Class A and Class Y shares, performance is measured from commencement of the Fund and of those classes on December 17, 1998. In the case of Class B and Class C shares, performance is measured from inception of the classes on March 1, 1999. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to the Russell 1000 Growth Index, an index of large cap U.S. companies with a greater-than-average growth orientation. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


7 | OPPENHEIMER LARGE CAP GROWTH FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Oppenheimer Large Cap Growth Fund (Class A)  S&P 500 Index  Russell 1000 Growth Index
12/17/98        9425                                        10000          10000
               10650                                        11018          11542
               10405                                        11533          11609
7/31/99        11244                                        11514          11658
               11564                                        11848          12476
               12640                                        12157          13836
               14054                                        12700          14811
7/31/00        13901                                        12547          14500


Average Annual Total Return of Class A Shares of the Fund at 7/31/00(1) 1-Year 16.53% Life 22.51%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Oppenheimer Large Cap Growth Fund (Class B)  S&P 500 Index  Russell 1000 Growth Index
3/1/99         10000                                        10000          10000
               10525                                        10803          10540
7/31/99        11345                                        10786          10584
               11641                                        11099          11326
               12702                                        11388          12561
               14095                                        11896          13446
7/31/00        13920                                        11753          13164


Average Annual Total Return of Class B Shares of the Fund at 7/31/00(1) 1-Year 17.70% Life 23.73%


1. See page 10 for further details.


8 | OPPENHEIMER LARGE CAP GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Oppenheimer Large Cap Growth Fund (Class C)  S&P 500 Index  Russell 1000 Growth Index
3/1/99         10000                                        10000          10000
               10525                                        10803          10540
7/31/99        11345                                        10786          10584
               11641                                        11099          11326
               12711                                        11388          12561
               14095                                        11896          13446
7/31/00        13920                                        11753          13164


Average Annual Total Return of Class C Shares of the Fund at 7/31/00(1) 1-Year 21.70% Life 26.30%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

               Oppenheimer Large Cap Growth Fund (Class Y)  S&P 500 Index  Russell 1000 Growth Index
12/17/98       10000                                        10000          10000
               11300                                        11018          11542
               11050                                        11533          11609
7/31/99        11950                                        11514          11658
               12310                                        11848          12476
               13472                                        12157          13836
               14992                                        12700          14811
7/31/00        14850                                        12547          14500


Average Annual Total Return of Class Y Shares of the Fund at 7/31/00(1) 1-Year 24.27% Life 27.60%


A, B, C & Y index performance information began on 12/31/98, 2/28/99, 2/28/99 and 12/31/98, respectively.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Please note that Oppenheimer Large Cap Growth Fund has a limited operating history.

Class A shares were first publicly offered on 12/17/98. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares are offered to certain institutional investors under special arrangement with the distributor of the Fund's shares.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER LARGE CAP GROWTH FUND

Financials




11 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF INVESTMENTS  July 31, 2000

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--99.9%
----------------------------------------------------------------------------------
 Basic Materials--0.2%
----------------------------------------------------------------------------------
 Chemicals--0.2%
 Ecolab, Inc.                                                 1,500     $   53,719
----------------------------------------------------------------------------------
 Capital Goods--7.6%
----------------------------------------------------------------------------------
 Electrical Equipment--6.7%
 General Electric Co.                                        39,400      2,026,637
----------------------------------------------------------------------------------
 Manufacturing--0.9%
 Danaher Corp.                                                3,200        163,000
----------------------------------------------------------------------------------
 Honeywell International, Inc.                                1,000         33,625
----------------------------------------------------------------------------------
 Microchip Technology, Inc.(1)                                  300         20,831
----------------------------------------------------------------------------------
 Millipore Corp.                                                900         56,587
                                                                        ----------
                                                                           274,043

----------------------------------------------------------------------------------
 Communication Services--1.8%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--1.8%
 Comverse Technology, Inc.(1)                                   500         43,875
----------------------------------------------------------------------------------
 Dycom Industries, Inc.(1)                                    3,000        128,250
----------------------------------------------------------------------------------
 Qwest Communications International, Inc.(1)                  3,631        170,430
----------------------------------------------------------------------------------
 WorldCom, Inc.(1)                                            5,400        210,937
                                                                        ----------
                                                                           553,492

----------------------------------------------------------------------------------
 Consumer Cyclicals--6.7%
----------------------------------------------------------------------------------
 Consumer Services--1.7%
 Omnicom Group, Inc.                                          6,000        510,000
----------------------------------------------------------------------------------
 Media--1.4%
 Dow Jones & Co., Inc.                                        6,400        422,000
----------------------------------------------------------------------------------
 Retail: General--1.9%
 Wal-Mart Stores, Inc.                                       10,400        571,350
----------------------------------------------------------------------------------
 Retail: Specialty--1.7%
 Home Depot, Inc.                                             1,500         77,625
----------------------------------------------------------------------------------
 Target Corp.                                                15,000        435,000
                                                                        ----------
                                                                           512,625

----------------------------------------------------------------------------------
 Consumer Staples--3.9%
----------------------------------------------------------------------------------
 Beverages--0.9%
 Anheuser-Busch Cos., Inc.                                    3,200        257,600
----------------------------------------------------------------------------------
 Broadcasting--1.8%
 Clear Channel Communications, Inc.(1)                        5,200        396,175
----------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A(1)                     1,200        149,100
                                                                        ----------
                                                                           545,275


12 | OPPENHEIMER LARGE CAP GROWTH FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Food--0.4%
 General Mills, Inc.                                          2,700     $   92,812
----------------------------------------------------------------------------------
 Quaker Oats Co.                                                500         33,625
                                                                        ----------
                                                                           126,437

----------------------------------------------------------------------------------
 Food & Drug Retailers--0.8%
 CVS Corp.                                                    6,000        236,625
----------------------------------------------------------------------------------
 Energy--0.5%
----------------------------------------------------------------------------------
 Energy Services--0.5%
 Weatherford International, Inc.(1)                           3,800        152,237
----------------------------------------------------------------------------------
 Financial--0.7%
----------------------------------------------------------------------------------
 Diversified Financial--0.7%
 American Express Co.                                         3,900        221,081
----------------------------------------------------------------------------------
 Healthcare--16.9%
----------------------------------------------------------------------------------
 Healthcare/Drugs--12.3%
 American Home Products Corp.                                 3,400        180,412
----------------------------------------------------------------------------------
 Andrx Corp.(1)                                               5,100        398,119
----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                    14,900        739,412
----------------------------------------------------------------------------------
 Merck & Co., Inc.                                           14,700      1,053,806
----------------------------------------------------------------------------------
 Pfizer, Inc.                                                14,500        625,312
----------------------------------------------------------------------------------
 Pharmacia Corp.                                             12,900        706,275
                                                                        ----------
                                                                         3,703,336

----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--4.6%
 Health Management Assn., Inc., Cl. A(1)                      1,800         28,237
----------------------------------------------------------------------------------
 Medtronic, Inc.                                             14,400        735,300
----------------------------------------------------------------------------------
 Minimed, Inc.(1)                                             2,200        277,337
----------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc.(1)                           5,500        357,500
                                                                        ----------
                                                                         1,398,374

----------------------------------------------------------------------------------
 Technology--58.3%
----------------------------------------------------------------------------------
 Computer Hardware--11.9%
 Apple Computer, Inc.(1)                                      9,800        497,962
----------------------------------------------------------------------------------
 Comdisco, Inc.                                               5,600        144,900
----------------------------------------------------------------------------------
 Compaq Computer Corp.                                        8,200        230,112
----------------------------------------------------------------------------------
 EMC Corp.(1)                                                 3,800        323,475
----------------------------------------------------------------------------------
 International Business Machines Corp.                       10,100      1,135,619
----------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                   12,000      1,265,250
                                                                        ----------
                                                                         3,597,318


13 | OPPENHEIMER LARGE CAP GROWTH FUND


STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Computer Software--15.4%
 Adobe Systems, Inc.                                            900    $   103,050
----------------------------------------------------------------------------------
 America Online, Inc.(1)                                     17,800        948,963
----------------------------------------------------------------------------------
 BroadVision, Inc.(1)                                         8,700        314,831
----------------------------------------------------------------------------------
 CNET Networks, Inc.(1)                                       1,300         38,919
----------------------------------------------------------------------------------
 I2 Technologies, Inc.(1)                                     4,800        622,800
----------------------------------------------------------------------------------
 Intuit, Inc.(1)                                             10,600        360,400
----------------------------------------------------------------------------------
 Microsoft Corp.(1)                                          15,800      1,103,038
----------------------------------------------------------------------------------
 Oracle Corp.(1)                                             15,600      1,172,925
                                                                       -----------
                                                                         4,664,926

----------------------------------------------------------------------------------
 Communications Equipment--10.0%
 ADC Telecommunications, Inc.(1)                             14,200        595,513
----------------------------------------------------------------------------------
 Advanced Fibre Communications, Inc.(1)                      10,700        458,763
----------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                      24,600      1,609,763
----------------------------------------------------------------------------------
 Lucent Technologies, Inc.                                    4,600        201,250
----------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                     1,800        138,600
                                                                       -----------
                                                                         3,003,889

----------------------------------------------------------------------------------
 Electronics--21.0%
 Advanced Micro Devices, Inc.(1)                              5,900        424,431
----------------------------------------------------------------------------------
 Altera Corp.(1)                                              6,100        598,944
----------------------------------------------------------------------------------
 Applied Materials, Inc.(1)                                   8,700        660,113
----------------------------------------------------------------------------------
 Intel Corp.                                                 34,600      2,309,550
----------------------------------------------------------------------------------
 JDS Uniphase Corp.(1)                                        5,700        673,313
----------------------------------------------------------------------------------
 Micron Technology, Inc.(1)                                   7,700        627,550
----------------------------------------------------------------------------------
 Molex, Inc.                                                  1,000         47,047
----------------------------------------------------------------------------------
 Teradyne, Inc.(1)                                            7,200        456,300
----------------------------------------------------------------------------------
 Texas Instruments, Inc.                                      4,000        234,750
----------------------------------------------------------------------------------
 Xilinx, Inc.(1)                                              4,200        315,263
                                                                       -----------
                                                                         6,347,261

----------------------------------------------------------------------------------
 Utilities--3.3%
----------------------------------------------------------------------------------
 Electric Utilities--1.2%
 AES Corp. (The)(1)                                           7,000        374,063
----------------------------------------------------------------------------------
 Gas Utilities--2.1%
----------------------------------------------------------------------------------
 Dynegy, Inc.                                                 3,700        260,388
----------------------------------------------------------------------------------
 Enron Corp.                                                  4,900        360,763
                                                                       -----------
                                                                           621,151
                                                                       -----------
 Total Common Stocks (Cost $28,501,879)                                 30,173,439


14 | OPPENHEIMER LARGE CAP GROWTH FUND


                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
 Repurchase Agreements--2.7%
----------------------------------------------------------------------------------
 Repurchase agreement with Banc One Capital Markets, Inc.,
 6.53%, dated 7/31/00, to be repurchased at $827,150
 on 8/1/00, collateralized by U.S. Treasury Nts.,
 4.25%-7.875%, 8/31/00-8/15/09, with a value of $604,145
 and U.S. Treasury Bonds, 5.25%-14%, 8/15/03-11/15/28,
 with a value of $241,317 (Cost $827,000)                  $827,000    $   827,000
----------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $29,328,879)              102.6%    31,000,439
----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (2.6)      (789,438)
                                                           -----------------------
 Net Assets                                                   100.0%   $30,211,001
                                                           =======================


Footnotes to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2000

=============================================================================================
 Assets

 Investments, at value (cost $29,328,879)--see accompanying statement             $31,000,439
---------------------------------------------------------------------------------------------
 Cash                                                                                     729
---------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                      91,359
 Shares of beneficial interest sold                                                    87,485
 Interest and dividends                                                                 7,821
 Other                                                                                  1,578
                                                                                  -----------
 Total assets                                                                      31,189,411

=============================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                                809,195
 Shares of beneficial interest redeemed                                                69,174
 Shareholder reports                                                                   36,203
 Trustees' compensation                                                                33,739
 Distribution and service plan fees                                                     7,387
 Transfer and shareholder servicing agent fees                                          4,385
 Other                                                                                 18,327
                                                                                  -----------
 Total liabilities                                                                    978,410

=============================================================================================
 Net Assets                                                                       $30,211,001
                                                                                  ===========
=============================================================================================
 Composition of Net Assets

 Paid-in capital                                                                  $26,580,515
---------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                      (32,067)
---------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                           1,990,993
---------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                         1,671,560
                                                                                  -----------
 Net Assets                                                                       $30,211,001
                                                                                  ===========
=============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $16,470,170 and 1,131,788 shares of beneficial interest outstanding)                  $14.55
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                           $15.44
---------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,498,741
 and 799,259 shares of beneficial interest outstanding)                                $14.39
---------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,240,625
 and 155,679 shares of beneficial interest outstanding)                                $14.39
---------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $1,465 and 100 shares of beneficial interest outstanding)                   $14.65

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2000

==================================================================================
 Investment Income

 Dividends                                                              $  119,750
----------------------------------------------------------------------------------
 Interest                                                                   59,437
                                                                        ----------
 Total income                                                              179,187

==================================================================================
 Expenses

 Management fees                                                           155,638
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                    24,736
 Class B                                                                    72,350
 Class C                                                                    15,619
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                    31,172
 Class B                                                                    18,556
 Class C                                                                     4,094
----------------------------------------------------------------------------------
 Shareholder reports                                                        72,407
----------------------------------------------------------------------------------
 Trustees' compensation                                                     36,871
----------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                19,442
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 3,659
----------------------------------------------------------------------------------
 Other                                                                      11,097
                                                                        ----------
 Total expenses                                                            465,641
 Less expenses paid indirectly                                              (3,583)
                                                                        ----------
 Net expenses                                                              462,058

==================================================================================
 Net Investment Loss                                                      (282,871)

==================================================================================
 Realized and Unrealized Gain

 Net realized gain on investments                                        2,721,948

----------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                    1,144,045
                                                                        ----------
 Net realized and unrealized gain                                        3,865,993

==================================================================================
 Net Increase in Net Assets Resulting from Operations                   $3,583,122
                                                                        ==========

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Year Ended   Period Ended
                                                           July 31,       July 31,
                                                               2000        1999(1)
==================================================================================
 Operations

 Net investment loss                                    $  (282,871)    $  (33,633)
----------------------------------------------------------------------------------
 Net realized gain                                        2,721,948        130,952
----------------------------------------------------------------------------------
 Net change in unrealized appreciation                    1,144,045        527,515
                                                        --------------------------
 Net increase in net assets resulting from operations     3,583,122        624,834

==================================================================================
 Dividends and/or Distributions to Shareholders

 Distributions from net realized gain:
 Class A                                                   (126,072)            --
 Class B                                                    (70,994)            --
 Class C                                                    (20,287)            --
 Class Y                                                        (18)            --

==================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                  8,398,029      5,504,074
 Class B                                                  8,645,757      1,709,968
 Class C                                                  1,539,267        422,321
 Class Y                                                         --          1,000

==================================================================================
 Net Assets

 Total increase                                          21,948,804      8,262,197
----------------------------------------------------------------------------------
 Beginning of period                                      8,262,197             --
                                                        --------------------------
 End of period [including accumulated net investment
 income (loss) of $(32,067) and $3, respectively]       $30,211,001     $8,262,197
                                                        ==========================

1. For the period from December 17, 1998 (commencement of operations) to July 31, 1999.

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                                     Class A                      Class B
                                                                        Year                         Year
                                                                       Ended                        Ended
                                                                    July 31,                     July 31,
                                                         2000        1999(1)          2000        1999(2)
=========================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $11.93         $10.00        $11.89         $10.48
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.11)         (1.05)         (.17)         (1.04)
 Net realized and unrealized gain                        2.91           2.98          2.85           2.45
                                                       --------------------------------------------------
 Total income from investment operations                 2.80           1.93          2.68           1.41
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.18)            --          (.18)            --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $14.55         $11.93        $14.39         $11.89
                                                       ==================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                    23.63%         19.30%        22.70%         13.45%

=========================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $16,470         $6,059       $11,499         $1,764
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $11,973         $4,028       $ 7,257         $  722
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                    (1.03)%        (1.05)%       (1.81)%        (1.93)%
 Expenses                                                1.91%          1.81%         2.69%          2.92%
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.89%          1.65%         2.67%          2.75%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  258%           157%          258%           157%

1. For the period from December 17, 1998 (commencement of operations) to July 31, 1999.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                     Class C                      Class Y
                                                                        Year                         Year
                                                                       Ended                        Ended
                                                                    July 31,                     July 31,
                                                         2000        1999(2)          2000        1999(1)
=========================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $11.89         $10.48        $11.95         $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.19)         (1.04)         (.07)         (1.03)
 Net realized and unrealized gain                        2.87           2.45          2.95           2.98
                                                       --------------------------------------------------
 Total income from investment operations                 2.68           1.41          2.88           1.95
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.18)            --          (.18)            --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $14.39         $11.89        $14.65         $11.95
                                                       ==================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                    22.70%         13.45%        24.27%         19.50%

=========================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $2,241           $438            $1             $1
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,566           $192            $1             $1
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                    (1.82)%        (1.95)%       (0.54)%        (0.72)%
 Expenses                                                2.72%          2.90%         1.45%          1.65%
 Expenses, net of indirect expenses and
 waiver of expenses                                      2.70%          2.73%         1.43%          1.50%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  258%           157%          258%           157%

1. For the period from December 17, 1998 (commencement of operations) to July 31, 1999.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Large Cap Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


21 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of $32,067 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $32,067 as of July 31, 2000.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



22 | OPPENHEIMER LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $361,661, a decrease in accumulated net investment loss of $250,801, and a decrease in accumulated net realized gain on investments of $612,462. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


23 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 2000     Period Ended July 31, 1999(1,2)
                                 Shares         Amount                Shares        Amount
------------------------------------------------------------------------------------------
 Class A
 Sold                           912,843    $12,377,105               594,395    $6,469,402
 Dividends and/or
 distributions reinvested         7,861        104,002                    --            --
 Redeemed                      (296,838)    (4,083,078)              (86,473)     (965,328)
                               -----------------------------------------------------------
 Net increase                   623,866    $ 8,398,029               507,922    $5,504,074
                               ===========================================================

------------------------------------------------------------------------------------------
 Class B
 Sold                           835,185    $11,197,215               151,712    $1,750,100
 Dividends and/or
 distributions reinvested         4,775         62,802                    --            --
 Redeemed                      (189,125)    (2,614,260)               (3,288)      (40,132)
                               -----------------------------------------------------------
 Net increase                   650,835    $ 8,645,757               148,424    $1,709,968
                               ===========================================================

------------------------------------------------------------------------------------------
 Class C
 Sold                           195,498    $ 2,588,850                39,237    $  452,446
 Dividends and/or
 distributions reinvested         1,535         20,206                    --            --
 Redeemed                       (78,139)    (1,069,789)               (2,452)      (30,125)
                               -----------------------------------------------------------
 Net increase                   118,894    $ 1,539,267                36,785    $  422,321
                               ===========================================================

------------------------------------------------------------------------------------------
 Class Y
 Sold                                --    $        --                   100    $    1,000
 Dividends and/or
 distributions reinvested            --             --                    --            --
 Redeemed                            --             --                    --            --
                               -----------------------------------------------------------
 Net increase                        --    $        --                   100    $    1,000
                               ===========================================================

1. For the period from December 17, 1998 (commencement of operations) to July 31, 1999, for Class A and Class Y.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999, for Class B and Class C.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $71,303,060 and $51,762,200, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $29,349,143 was:

Gross unrealized appreciation  $ 3,077,195
Gross unrealized depreciation   (1,425,899)
                               -----------
Net unrealized depreciation    $ 1,651,296
                               ===========


24 | OPPENHEIMER LARGE CAP GROWTH FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.75%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate        Class A    Commissions     Commissions     Commissions
                      Front-End      Front-End     on Class A      on Class B      on Class C
                  Sales Charges  Sales Charges         Shares          Shares          Shares
                     on Class A    Retained by    Advanced by     Advanced by     Advanced by
Year Ended               Shares    Distributor    Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------
July 31, 2000           $97,002        $40,167         $5,583        $141,328          $8,962

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               Class A                  Class B                  Class C
                   Contingent Deferred      Contingent Deferred      Contingent Deferred
                         Sales Charges            Sales Charges            Sales Charges
 Year Ended    Retained by Distributor  Retained by Distributor  Retained by Distributor
----------------------------------------------------------------------------------------
July 31, 2000                       --                  $19,709                      $--

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $24,736 prior to Management waivers if applicable, all of which were paid by the Distributor to recipients, and included $3,679 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


25 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                         Distributor's     Distributor's
                                                             Aggregate      Unreimbursed
                                                          Unreimbursed     Expenses as %
                        Total Payments  Amount Retained       Expenses     of Net Assets
                            Under Plan   by Distributor     Under Plan          of Class
----------------------------------------------------------------------------------------
Class B Plan                   $72,350          $62,003       $114,101              0.99%
Class C Plan                    15,619            7,689         10,331              0.46


================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended July 31, 2000.


26 | OPPENHEIMER LARGE CAP GROWTH FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Large Cap Growth Fund as of July 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from December 17, 1998 (commencement of operations) to July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Large Cap Growth Fund as of July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from December 17, 1998 (commencement of operations) to July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
August 21, 2000


27 | OPPENHEIMER LARGE CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Distributions of $0.1815 per share were paid to Class A, Class B, Class C and Class Y shareholders, on December 3, 1999, all of which was designated as ordinary income for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
   Dividends paid by the Fund during the fiscal year ended July 31, 2000 which are not designated as capital gain distributions should be multiplied by 4.49% to arrive at the net amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


28 | OPPENHEIMER LARGE CAP GROWTH FUND

OPPENHEIMER LARGE CAP GROWTH FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer Large Cap Growth Fund. For other material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds
                         Distributor, Inc., Two World Trade Center, New York,
                         NY 10048-0203.

                         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


29 | OPPENHEIMER LARGE CAP GROWTH FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0775.001.0700  September 29, 2000